UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021.

Carrier EQ, LLC.
(Exact name of registrant as specified in its charter)

Delaware	000-56037	37-1981503
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 Lincoln Street, Third Floor, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 841-7207

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 10, 2021, the authorized officers of Carrier EQ, LLC's (the “Company”), concluded that the previously issued unaudited condensed consolidated financial statements covering the Company’s fiscal quarters ended December 31, 2019, March 31, 2020, June 30, 2020, December 31, 2020, along with the previously issued audited consolidated financial statements related to the fiscal year ended September 30, 2020 (collectively, the “Restated Periods”), require restatement and should no longer be relied upon.

Specifically, during the preparation of the quarterly condensed consolidated financial statements related to the fiscal quarter ended March 31, 2021, the Management reviewed the methodology used to estimate the March 2022 completion date for the AirToken project, which, commencing on October 1, 2019, is the date used to calculate the amount of deferred revenue from the Initial Coin Offering ("ICO Revenue") to be recognized as revenue in the Company's financial statements and is also the date used to calculate the amount of deferred gain on AirTokens issued for services ("AirToken Gains") to be recognized as other income in the Company's financial statements. The AirToken project involves various milestones that can be difficult to forecast. Over time, the achievement of some milestones are determined to be much more difficult than originally projected. Upon the review of the methodology used to estimate the March 2022 completion date, the Company realized that the methodology should have been weighted more heavily on the fact that the completion date is highly dependent on the future rules and approvals from regulatory authorities, such as the Securities and Exchange Commission ("SEC"). These issues are out of the Company's control and thus it is very difficult to estimate when/if these issues might be resolved. These regulatory and license concerns are hindering the Company from further developing the Airtoken project and launching it to the public. Although the Company has advanced in many fronts toward the development of the Airtoken project, there are also business obstacles regarding scaling the loan product and making it profitable with our own capital first before opening it to additional third party lenders. Due to the situation aforementioned, the Company is analyzing the future of the Airtoken project, as its continuity is deeply dependent of the milestones that are completely out of the Company’s control. Once, the regulatory and business obstacles can be overcome, then the Company will be able to decide to resume further development of the Airtoken project, since overcoming these hurdles is a prerequisite before spending time on the actual blockchain components and launching a “decentralized lending market-place”.

Based on the factors mentioned above, the Company reevaluated the methodology used to arrive at an estimated March 2022 completion date for the AirToken project was faulty and that since the completion date is highly dependent on milestones that are out of the Company's control, the Company is not able to accurately estimate an accurate completion date and thus, should have ceased recognizing any ICO Revenue and AirToken Gains starting on October 1, 2019. Based on Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 250, Accounting Changes and Error Corrections, the Company deemed this issue to be a correction of an error, resulting in the overstatement of revenue and other income and an understatement of deferred revenue, deferred gain and cost of revenue gain for the Restated Periods. The error described above was material to the Restated Periods. and will be corrected in the restatements of the Company's financial statements for the Restated Periods.

The management has discussed the matters disclosed in this Item 4.02 (a) of this Current Report on Form 8-K with Morison Cogen LLP, the Company's independent registered public accounting firm.

Preliminary Expected Impact of the Restatements

The restatements will correct an accounting error impacting the Company’s financial statements and other financial data in the Restated Periods. The amounts disclosed below should reflect the preliminary Company’s current expectations relating to the effect of each of these errors on the Restated Periods. The Company has determined that the net cumulative effect on each of the Restated Periods is material, and the Company expects to discuss in more detail the impact of the individual errors and its decision in the Company’s restated financial statements and other financial data in the restated filings.

In addition, as a result of the foregoing errors, the Company has determined that there was a material weakness in internal control over financial reporting related to its ICO and Airtoken Gains revenue recognition procedures. Our management has re-evaluated its assessment of our disclosure controls and procedures and internal control over financial reporting as of September 30, 2020 and concluded that each was ineffective as of that date due to the existence of the foregoing material weakness.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial.

As part of our Amended Form 10-Q and 10-K for the Restated Period, we will update and reflect the change in management’s conclusion regarding the effectiveness of our disclosure controls and procedures and internal control over financial reporting as of September 30, 2020. As a result, the Company will not file the Form 10-Q for the quarter ended March 31, 2021 until after filling of the Amended Forms 10-Q and 10-K related to Restated Periods. The Company currently expects to file its Form 10-Q on a timely basis; however, there can be no assurance that we will be able to do so.

Based on its review to date, the Company preliminarily anticipates that the restatements will result in the estimated adjustments to its audited and unaudited statement of operations and comprehensive loss identified in the tables below:

	Three months ended
	December 31, 2019 (unaudited)
	As reported	Adjustments	As restated
Revenue	$1,254,739	(1,252,977)	$1,762

Other income:
Gain on AirToken issuance for services	$39,678	(39,678)	$—

Net Loss	$(3,899,283)	(1,292,655)	$(5,191,938)

Comprehensive net loss	$(4,000,611)	(1,292,655)	$(5,293,266)

	Three months ended			Six months ended
	March 31, 2020 (unaudited)			March 31, 2020 (unaudited)
	As reported	Adjustments	As restated	As reported	Adjustments	As restated

Revenue	$1,275,053	(1,252,984)	$22,069	2,529,792	(2,505,961)	$23,831

Other income:
Gain on AirToken issuance for services	$39,678	(39,678)	$—	79,356	(79,356)	$—

Net Loss	$(4,160,276)	(1,292,662)	$(5,452,938)	(8,059,559)	(2,585,317)	$(10,644,876)

Comprehensive net loss	$(3,060,174)	(1,292,662)	$(4,352,836)	(7,060,785)	(2,585,317)	$(9,646,102)

	Three months ended			Nine months ended
	June 30, 2020 (unaudited)			June 30, 2020 (unaudited)
	As reported	Adjustments	As restated	As reported	Adjustments	As restated
Revenue	$1,172,718	(1,138,142)	$34,576	$3,702,510	(3,644,103)	$58,407

Cost of revenue	$—	(114,839)	$(114,839)	$—	(114,839)	$(114,839)

Other income:
Gain on AirToken issuance for services	$39,678	(39,678)	$—	$119,034	(119,034)	$—

Net Loss	$(4,829,920)	(1,292,659)	$(6,122,579)	$(12,889,479)	(3,877,976)	$(16,767,455)

Comprehensive net loss	$(4,709,319)	(1,292,659)	$(6,001,978)	$(11,770,104)	(3,877,976)	$(15,648,080)

	Year ended			Three months ended
	September 30, 2020 (audited)			December 31, 2020 (unaudited)
	As reported	Adjustments	As restated	As reported	Adjustments	As restated
Revenue	$5,143,430	(4,897,086)	$246,344	$1,620,383	(1,252,982)	$367,401

Cost of revenue	$—	(114,839)	$(114,839)	$—	—	$—

Other income:
Gain on AirToken issuance for services	$158,713	(158,713)	$—	$39,679	(39,679)	$—

Net Loss	$(16,146,355)	(5,170,638)	$(21,316,993)	$(5,607,169)	(1,292,661)	$(6,899,830)

Comprehensive net loss	$(14,683,553)	(5,170,638)	$(19,854,191)	$(6,168,238)	(1,292,662)	$(7,460,900)

Additionally, the Company’s audited and unaudited balance sheets and cash flow statement will be restated as follows:

	December 31, 2019 (unaudited)
	As reported	Adjustments	As restated
Total assets	$21,577,457	—	$21,577,457

Current liabilities:	20,752,167	—	20,752,167
Deferred revenue - AirToken Project, current portion	5,011,926	(5,011,926)	—
Deferred gain on issuance of AirTokens for services, current portion	158,713	(158,713)	—
Total Current Liabilities	25,922,806	(5,170,639)	20,752,167

Long-term liabilities:	12,256,663	—	12,256,663
Deferred revenue - AirToken Project, net of current portion	6,264,921	6,264,903	12,529,824
Deferred gain on issuance of AirTokens for services, net of current portion	198,399	198,391	396,790
Total liabilities	44,642,789	1,292,655	45,935,444

Stockholders' deficit:	(500)	—	(500)
Accumulated deficit	(23,064,832)	(1,292,655)	(24,357,487)
Total stockholders' deficit	(23,065,332)	(1,292,655)	(24,357,987)
Total liabilities and stockholders' deficit	$21,577,457	$—	$21,577,457

	March 31, 2020 (unaudited)
	As reported	Adjustments	As restated
Total assets	$13,214,669	$—	$13,214,669

Current liabilities:	3,734,928	—	3,734,928
Deferred revenue - AirToken Project, current portion	5,011,926	(5,011,926)	—
Deferred gain on issuance of AirTokens for services, current portion	158,713	(158,713)	—
Total Current Liabilities	8,905,567	(5,170,639)	3,734,928

Long-term liabilities:	24,941,735	—	24,941,735
Deferred revenue - AirToken Project, net of current portion	5,011,938	7,517,886	12,529,824
Deferred gain on issuance of AirTokens for services, net of current portion	158,721	238,069	396,790
Total liabilities	39,017,961	2,585,316	41,603,277

Stockholders' deficit:	3,281,625	2	3,281,627
Accumulated deficit	(29,084,917)	(2,585,318)	(31,670,235)
Total stockholders' deficit	(25,803,292)	(2,585,316)	(28,388,608)
Total liabilities and stockholders' deficit	$13,214,669	$—	$13,214,669

	June 30, 2020 (unaudited)
	As reported	Adjustments	As restated
Total assets	$10,158,760	$—	$10,158,760

Current liabilities:	2,347,198	—	2,347,198
Deferred revenue - AirToken Project, current portion	5,011,926	(5,011,926)	—
Deferred gain on issuance of AirTokens for services, current portion	158,713	(158,713)	—
Total Current Liabilities	7,517,837	(5,170,639)	2,347,198

Long-term liabilities:	13,907,072	—	13,907,072
Deferred revenue - AirToken Project, net of current portion	3,758,955	8,770,869	12,529,824
Deferred gain on issuance of AirTokens for services, net of current portion	119,043	277,747	396,790
Total liabilities	25,302,907	3,877,977	29,180,884

Stockholders' deficit:	(711)	(2)	(713)
Accumulated deficit	(15,143,436)	(3,877,975)	(19,021,411)
Total stockholders' deficit	(15,144,147)	(3,877,977)	(19,022,124)
Total liabilities and stockholders' deficit	$10,158,760	$—	$10,158,760

	September 30, 2020 (audited)
	As reported	Adjustments	As restated
Total assets	$13,708,046	$—	$13,708,046

Current liabilities:	6,749,448	—	6,749,448
Deferred revenue - AirToken Project, current portion	5,011,932	(5,011,932)	—
Deferred gain on issuance of AirTokens for services, current portion	158,713	(158,713)	—
Total Current Liabilities	11,920,093	(5,170,645)	6,749,448

Long-term liabilities:	13,360,541	—	13,360,541
Deferred revenue - AirToken Project, net of current portion	2,505,966	10,023,858	12,529,824
Deferred gain on issuance of AirTokens for services, net of current portion	79,365	317,425	396,790
Total liabilities	27,865,965	5,170,638	33,036,603

Stockholders' deficit:	(1,035)	—	(1,035)
Accumulated deficit	(14,156,884)	(5,170,638)	(19,327,522)
Total stockholders' deficit	(14,157,919)	(5,170,638)	(19,328,557)
Total liabilities and stockholders' deficit	$13,708,046	$—	$13,708,046

	December 31, 2020 (unaudited)
	As reported	Adjustments	As restated
Total assets	$13,310,787	$—	$13,310,787

Current liabilities:	12,624,501	—	12,624,501
Deferred revenue - AirToken Project, current portion	5,011,932	(5,011,932)	—
Deferred gain on issuance of AirTokens for services, current portion	158,713	(158,713)	—
Total Current Liabilities	17,795,146	(5,170,645)	12,624,501

Long-term liabilities:	14,549,571	—	14,549,571
Deferred revenue - AirToken Project, net of current portion	1,252,983	11,276,841	12,529,824
Deferred gain on issuance of AirTokens for services, net of current portion	39,687	357,103	396,790
Total liabilities	33,637,387	6,463,299	40,100,686

Stockholders' deficit:	(1,478)	—	(1,478)
Accumulated deficit	(20,325,122)	(6,463,299)	(26,788,421)
Total stockholders' deficit	(20,326,600)	(6,463,299)	(26,789,899)
Total liabilities and stockholders' deficit	$13,310,787	$—	$13,310,787

	Three Months Ended December 31, 2019 (unaudited)
	As reported	Adjustments	As restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,899,283)	(1,292,655)	$(5,191,938)

Gain on issuance of AirTokes for services	(39,678)	39,678	—
Deferred revenue - AirToken Project	(1,252,977)	1,252,977	—
Net cash used in operating activities	$9,362,354	$—	$9,362,354

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities	$(1,340,616)	$—	$(1,340,616)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	$33,923	$—	$33,923

	Six Months Ended March 31, 2020 (unaudited)
	As reported	Adjustments	As restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,059,559)	(2,585,316)	$(10,644,875)

Gain on issuance of AirTokes for services	(79,356)	79,356	—
Deferred revenue - AirToken Project	(2,505,960)	2,505,960	—
Net cash used in operating activities	$2,418,247	$—	$2,418,247

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities	$(2,040,311)	$—	$(2,040,311)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	$188,380	$—	$188,380

	Nine Months Ended June 30, 2020 (unaudited)
	As reported	Adjustments	As restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(12,889,479)	(3,877,977)	$(16,767,456)

Gain on issuance of AirTokes for services	(119,034)	119,034	—
Deferred revenue - AirToken Project	(3,758,943)	3,758,943	—
Net cash used in operating activities	$(1,686,446)	$—	$(1,686,446)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities	$(2,684,767)	$—	$(2,684,767)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	$2,109,384	$—	$2,109,384

	Years Ended September 30, 2020 (audited)
	As reported	Adjustments	As restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(16,146,355)	(5,170,644)	$(21,316,999)

Gain on issuance of AirTokes for services	(158,712)	158,712	—
Deferred revenue - AirToken Project	(5,011,932)	5,011,932	—
Net cash used in operating activities	$(5,792,775)	$—	$(5,792,775)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities	$(3,392,979)	$—	$(3,392,979)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	$7,581,508	$—	$7,581,508

	Three Months Ended December 31, 2020 (unaudited)
	As reported	Adjustments	As restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,607,169)	(1,292,661)	$(6,899,830)

Gain on issuance of AirTokes for services	(39,678)	39,678	—
Deferred revenue - AirToken Project	(1,252,983)	1,252,983	—
Net cash used in operating activities	$(1,048,622)	$—	$(1,048,622)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities	$(736,355)	$—	$(736,355)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	$2,916,007	$—	$2,916,007

The above statements regarding the preliminary expected impact of the restatements and the expected timing of the Company’s restated filings for the Restated Periods constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and the detailed presentation of the restatements will be included in the restated filings for the Restated Periods after the Company has completed its work on the restatements and our independent registered public accountants have completed its final review of the financial statements and other financial data for the Restated Periods. There can be no assurance that this financial information will not change, possibly materially, before the Company files its restated filings for the Restated Periods. See “Caution Regarding Forward-Looking Statements” below.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding our plans to restate our financial statements for the Restated Periods and file amended Form 10-Q’s and an amended Form 10-K, our plans to correct errors in our financial statements for the Restated Periods, and our expectations with regard to changes in revenue and net loss with respect to the Restated Periods. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of the amended Form 10-Q’s or the amended Form 10-K; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results may suffer as a result of this review and any subsequent determinations from this process, or any actions taken by governmental or other regulatory bodies as a result of this process. We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarrierEQ, LLC.

Date: May 14, 2021	By:	/s/ Douglas de Carvalho Lopes
Douglas de Carvalho Lopes
Chief Financial Officer (Principal Financial and Accounting Officer)